                                                                   EXHIBIT 23(a)


                          LONGLEAF PARTNERS FUNDS TRUST
                        (A Massachusetts Business Trust)

                              DECLARATION OF TRUST
                              (With All Amendments)

            I. Organized as Southeastern Asset Management Value Trust
                       Date of Filing - November 26, 1986

          II. Name Changed to Southeastern Asset Management Funds Trust
                             And Second Series Added
                                December 21, 1988

                      The Trust's Two Series Are Then Named
             First Series - Southeastern Asset Management Value Trust
           Second Series - Southeastern Asset Management Small-Cap Fund

               III. Name Changed to Longleaf Partners Funds Trust
                                 August 2, 1994

                      The Trust's Two Series Are Then Named

                      First Series - Longleaf Partners Fund
                Second Series - Longleaf Partners Small-Cap Fund

                             IV. Third Series Added
                               September 12, 1995

                    The Trust's Three Series Are Then Named:

                      First Series - Longleaf Partners Fund
                 Second Series - Longleaf Partners Small-Cap Fund
                   Third Series - Longleaf Partners Realty Fund

                             V. Fourth Series Added
                                 August 11, 1998

                     The Trust's Four Series Are Then Named

                     First Series - Longleaf Partners Fund
                Second Series - Longleaf Partners Small-Cap Fund
                  Third Series - Longleaf Partners Realty Fund
              Fourth Series - Longleaf Partners International Fund

                              DECLARATION OF TRUST

                          LONGLEAF PARTNERS FUNDS TRUST
                        (A Massachusetts Business Trust)
             Organized as Southeastern Asset Management Value Trust
                       Date of Filing - November 26, 1986


                                TABLE OF CONTENTS


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PREAMBLE                                                                                      1

ARTICLE I -- Name and definitions

         Section 1.1    Name                                                                  2
         Section 1.2    Definitions                                                           2

ARTICLE II -- Trustees

         Section 2.1    Number of Trustees                                                    5
         Section 2.2    Election and Term                                                     5
         Section 2.3    Resignation and Removal                                               5
         Section 2.4    Vacancies                                                             6
         Section 2.5    Delegation of Power to Other Trustees                                 6

ARTICLE III -- Power of Trustees

         Section 3.1    General                                                               7
         Section 3.2    Investments                                                           7
         Section 3.3    Legal Title                                                           8
         Section 3.4    Issuance and Repurchase of Securities                                 9
         Section 3.5    Borrowing Money; Lending Trust Assets                                 9
         Section 3.6    Delegation; Committees                                                9
         Section 3.7    Collection and Payment                                                9
         Section 3.8    Expenses                                                             10
         Section 3.9    Manner of Acting; By-Laws                                            10
         Section 3.10   Miscellaneous Powers                                                 10
         Section 3.11   Principal Transactions                                               11
         Section 3.12   Litigation                                                           11
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ARTICLE IV -- Investment Adviser, Distributor, Custodian and Transfer Agent

         Section 4.1    Investment Adviser                                                   12
         Section 4.2    Administrative Services                                              12
         Section 4.3    Distributor                                                          13
         Section 4.4    Transfer Agent                                                       13
         Section 4.5    Custodian                                                            13
         Section 4.6    Parties to Contract                                                  13

ARTICLE V -- Limitations of Liability of Shareholders, Trustees and Others

         Section 5.1    No Personal Liability of Shareholders, Trustees, etc.                15
         Section 5.2    Non-Liability of Trustees, etc.                                      15
         Section 5.3    Indemnification                                                      15
         Section 5.4    No Bond Required of Trustees                                         16
         Section 5.5    No Duty of Investigation; Notice in Trust Instruments, etc.          16
         Section 5.6    Reliance on Experts, etc.                                            17

ARTICLE VI -- Shares of Beneficial Interest

         Section 6.1    Beneficial Interest                                                  18
         Section 6.2    Rights of Shareholders                                               18
         Section 6.3    Trust Only                                                           18
         Section 6.4    Issuance of Shares                                                   19
         Section 6.5    Register of Shares                                                   19
         Section 6.6    Transfer of Shares                                                   20
         Section 6.7    Notices                                                              20
         Section 6.8    Voting Powers                                                        20
         Section 6.9    Series or Classes of Shares                                          21

ARTICLE VII -- Redemptions

         Section 7.1    Redemptions                                                          24
         Section 7.2    Redemption of Shares; Disclosure of Holding                          24
         Section 7.3    Redemptions of Accounts of Less than $100                            25
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ARTICLE VIII -- Determination of Net Asset Value, Net Income and Distributions

         Section 8.1    Net Asset Value                                                      26
         Section 8.2    Distributions to Shareholders                                        26
         Section 8.3    Determination of Net Income                                          27
         Section 8.4    Power to Modify Foregoing Procedures                                 27

ARTICLE IX -- Duration; Termination of Trust; Amendment; Mergers, etc.

         Section 9.1    Duration                                                             28
         Section 9.2    Termination of Trust                                                 28
         Section 9.3    Amendment Procedure                                                  29
         Section 9.4    Merger, Consolidation and Sale of Assets                             30
         Section 9.5    Incorporation                                                        30

ARTICLE X -- Reports to Shareholders                                                         32

ARTICLE XI -- Miscellaneous

         Section 11.1   Filing                                                               33
         Section 11.2   Governing Law                                                        33
         Section 11.3   Resident Agent                                                       33
         Section 11.4   Counterparts                                                         33
         Section 11.5   Reliance by Third Parties                                            34
         Section 11.6   Provisions in Conflict with Law or Regulations                       34
         Section 11.7   Use of the Name "Southeastern Asset Management"                      34
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
                              DECLARATION OF TRUST
                                       OF
                   SOUTHEASTERN ASSET MANAGEMENT VALUE TRUST

                            Dated: November 25, 1986


                  THE DECLARATION OF TRUST of Longleaf Partners Funds Trust (formerly Southeastern Asset Management Value Trust) is made the 25th day of November, 1986 by the parties signatory hereto, as trustees (such persons, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, being hereinafter called the "Trustees").

                              W I T N E S S E T H:

                  WHEREAS, the Trustees desire to form a business trust under the laws of Massachusetts for the investment and reinvestment of funds contributed thereto; and

                  WHEREAS, it is provided that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest as hereinafter provided;

                  NOW, THEREFORE, the Trustees hereby declare that they will hold in trust, all money and property contributed to the trust fund to manage and dispose of the same for the benefit of the holders from time to time of the shares of beneficial interest issued hereunder and subject to the provisions hereof, as follows:



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                                    ARTICLE I

                              NAME AND DEFINITIONS

                  Section 1.1 Name. The name of the trust created hereby is the "Longleaf Partners Funds Trust" (formerly "Southeastern Asset Management Value Trust") and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever herein used) shall refer to the Trustees as Trustees, and not as individuals, or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name.

                  Section 1.2 Definitions. Wherever they are used herein, the following terms have the following respective meanings:

                  (a) "By-Laws" means the By-Laws referred to in Section 3.9 hereof, as from time to time amended.

                  (b) the terms "Commission", "Affiliated Person" and "Interested Person", have the meanings given them in the Investment Company Act of 1940 (the "1940 Act"), as defined in Subsection 1.2(h) hereof.

                  (c) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration", "hereof", "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

                  (d) "Distributor" means the party, other than the Trust, to a contract described in Section 4.3 hereof.

                  (e) "Fundamental Policies" shall mean the investment policies and restrictions set forth in the Prospectus and designated as fundamental policies therein.

                  (f) "Investment Adviser" means any party, other than the Trust, to a contract described in Section 4.1 hereof.

                  (g) "Majority Shareholder Vote" means the vote of the holders of a majority of Shares, which shall consist of:



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(1) a majority of Shares represented in person or by proxy and entitled to vote at a meeting of Shareholders at which a quorum, as determined in accordance with the By-Laws, is present, (ii) a majority of Shares issued and outstanding and entitled to vote when action is taken by written consent of Shareholders; and
(iii) a "majority of the outstanding voting securities", as the phrase is defined in the 1940 Act, when any action is required by the 1940 Act by such majority as so defined.

                  (h) "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder as amended from time to time.

                  (i) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  (j) "Prospectus" means the prospectus constituting part of the Registration Statement of the Trust under the Securities Act of 1933 as such prospectus may be amended or supplemented and filed with the Commission from time to time.

                  (k) "Series" shall mean the separate sub-trusts that may be established and designated as series pursuant to Section 6.1 of any one of such sub-trusts.

                  (1) "Shareholder" means a record owner of outstanding Shares.

                  (m) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the shares of any and all series or classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares.

                  (n) "Transfer Agent" means the party, other than the Trust, to the contract described in Section 4.4 hereof.

                  (o) "Trust" means Longleaf Partners Funds Trust (previously Southeastern Asset Management Value Trust and Southeastern Asset Management Funds Trust.)

                  (p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.



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




                   (q) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.









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




                                   ARTICLE II

                                    TRUSTEES

                  Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15).

                  Section 2.2. Election and Term. The Trustees shall be elected by a Majority Shareholder Vote at the first meeting of Shareholders following the public offering of Shares of the Trust. The Trustees shall have the power to set and alter the terms of office of the Trustees, and they may at any time lengthen or lessen their own terms and make their terms of unlimited duration, subject to the resignation and removal provisions of Section 2.3 hereof. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 2.4 hereof, appoint Trustees to fill vacancies. The Trustees shall adopt By-Laws not inconsistent with this Declaration or any provision of law to provide for election of Trustees by Shareholders at such time or times as the Trustees shall determine to be necessary or advisable.

                  Section 2.3 Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) by the action of two-thirds of the remaining Trustees or by the action of the Shareholders of record or not less than two-thirds of the Shares outstanding (for purposes of determining the circumstances and procedures under which such removal by the Shareholders may take place, the provisions of
Section 16(c) of the 1940 Act shall be applicable to the same extent as if the trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of that resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceeding sentence.

                  Section 2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of the Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees or, prior to the public offering of Shares of the Trust, if only one Trustee shall then remain in office, the remaining Trustee, shall fill such vacancy by the appointment of such other person as they or he, in their or his discretion, shall see fit, made by a written instrument signed by a majority of the remaining Trustees or by the remaining Trustee, as the case may be. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy is filled as provided in this Section 2.4, the Trustees in office, regardless of their number, shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

                  Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Declaration except as herein otherwise expressly provided.




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                                   ARTICLE II

                               POWERS OF TRUSTEES

                  Section 3.1 General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities wheresoever in the world they may be located as they deem necessary proper or desirable in order to promote the interests of the Trust although such acts or things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

                  The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

                  Section 3.2. Investments. The Trustees shall have the power to:

                  (a) conduct, operate and carry on the business of an investment company;

                  (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper repurchase agreements, reverse repurchase agreements, options, commodities, commodity futures contracts and related options, currencies, currency futures and forward contracts, and other securities, investment contracts and other instruments of any kind, including, without limitation, those issued, guaranteed or sponsored by any and all Persons including, without limitation, states, territories and possessions of the United States, the District of Columbia and any of the political subdivisions, agencies or instrumentalities thereof, and by the United States Government or its agencies or instrumentalities, foreign or international instrumentalities, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, and of corporations or organizations organized under foreign laws, or in "when issued" contracts for any such securities, or retain Trust assets in case and from time to time change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Policies be amended.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

                  Section 3.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust herein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a





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




Trustee. Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                  Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel or acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and
Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

                  Section 3.5. Borrowing Money; Lending Trust Assets. Subject to the Fundamental Policies, the Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust assets.

                  Section 3.6. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such acts or things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient.

                  Section 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owned to the Trust; and to enter into releases, agreements and other instruments.

                  Section 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

                  Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein or in the By-Laws or by any provision of law, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

                  Section 3.10. Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted to be taken by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, Share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including any Investment Adviser, Principal Underwriter,

Distributor, Transfer Agent, Administrator, and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractural obligations of others; (h) determine and change the fiscal year of the Trust and the method of which its accounts shall be kept; and (i) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                  Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act or any rule or regulation thereunder, or any order of exemption issued by the Commission, or effected to implement the provisions of any agreement to which the Trust is a party, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Principal Underwriter, Distributor or Transfer Agent or with any Affiliated Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

                  Section 3.12. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.



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




                                   ARTICLE IV

             INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

                  Section 4.1. Investment Adviser. Subject to approval by a Majority Shareholder Vote, the Trustees may in their discretion from time to time enter into one or more investment adviser, or investment counsel, or investment management contracts whereby the other party or parties to any such contracts shall undertake to furnish the Trust such investment advisory, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Adviser, or Investment Counsel under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Adviser, or Investment Counsel (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or investment counsel contract.

                  Section 4.2. Administrative Services. The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees or the Trust management, administration, accounting, legal, promotional, and/or marketing services and administrative personnel to operate the Trust on a daily or other basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more entities.




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




                  Section 4.3. Principal Underwriter and/or Managing Distributor. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of Shares to net the Trust not less than the net asset value per Share (as described in Article VIII hereof) and pursuant to which the Trust may either agree to sell the Shares to the other parties to the contracts, or any of them, or appoint any such other party its sales agent for such Shares. In either case, any such contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV, including, without limitation, the provision for the repurchase or sale of shares of the Trust by such other party or parties as principal or as agent of the Trust.

                  Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

                  Section 4.5. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least five million dollars ($5,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust.

                  Section 4.6. Parties to Contract. Any contract of the character described in Sections 4.1, 4.2, 4.3, 4.4 or 4.5 of this Article IV and any other contract may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party of the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV. The same Person may be the other party to any contracts entered into pursuant to Sections 4.1, 4.2, 4.3, 4.4 or 4.5 above or otherwise, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.6.

                    LIMITATION OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

                  Section 5.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason to his being or having been a Shareholder, and shall reimburse each Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

                  Section 5.3. Indemnification. (a) The Trustees shall provide for indemnification by the Trust of any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or officer, employee or agent and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

                  (b) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

                  Section 5.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

                  Section 5.5. No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but bind only the Trust Estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

                  Section 5.6. Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Principal Underwriter, Distributor, Transfer Agent, Administrator, selected dealers, accountants appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE VI

                         SHARES OF BENEFICIAL INTEREST

                  Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest without par value. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees may initially issue whole and fractional shares of a single class, each of which shall represent an equal proportionate share in the Trust with each other Share. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate interests in the Trust. Subject to the provisions of
Section 6.9 hereof, the Trustees may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional classes of shares within any series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

                  Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

                  Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

                  Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractions of a Share as described in the Prospectus.

                  Section 6.5. Register of Shares. A register shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

                  Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

                  Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law, except as may otherwise be provided by the laws of the Commonwealth of Massachusetts.

                  Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

                  Section 6.8. Voting Powers. The Shareholders shall have power to vote (i) for the election of Trustees as provided in Section 2.2 hereof, (ii) for the removal of Trustees as provided in Section 2.3 hereof, (iii) with respect to any investment advisory or investment counsel contract as provided in
Section 4.1, (iv) with respect to termination of the Trust as provided in
Section 9.2, (v) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3, (vi) with respect to any merger, consolidation or sale of assets as provided in Section 9.4, (vii) with respect to incorporation of the Trust to the extent and as provided in Section 9.5, (viii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (ix) with respect to such additional matters relating to the Trust as may be required by law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successory agency) or any state, or as and when the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each factional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust as of the record date, as determined in accordance with the By-Laws, shall not be voted and except that the Trustees may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                   Section 6.9. Series or Classes of Shares. If the Trustees shall divide the shares of the Trust into two or more series or two or more classes or series, as provided in Section 6.1 hereof, the following provisions shall be applicable:

                   (a) The number of authorized shares and the number of shares of each series or of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series or class that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series or class), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series or any class reacquired by the Trust at their discretion from time to time.

                   (b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to any one or more series which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series and the power of the Trustees to invest and reinvest assets applicable to any other series shall be as set forth in the instrument of the Trustees establishing such series which is hereinafter described.

                   (c) All consideration received by the Trust for the issue or sale of shares of a particular series or class together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more of the series or classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all series or classes for all purposes.

                   (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders.

                   (e) The power of the Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to any one or more series or classes which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series or classes, dividends and distributions on shares of a particular series or class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series or class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series or class. All dividends and distributions on shares of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions.

                   (f) The Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each class and series of Shares.

                   (g) The establishment and designation of any series or class of shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class or as otherwise provided in such series or class, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular series or class previously established and designated, the Trustees may be an instrument execute by a majority of their number abolish that series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                  ARTICLE VII

                                  Redemptions

                  7.1. Redemptions. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article VII. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding shares for an amount per share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per share shall not exceed in any case the equivalent of the proportionate interest of each share or of any class or series of shares in the assets of the Trust at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, and may, at any time and from time to time, pursuant to such Act and such rules and regulations, suspend such right of redemption. The procedures for effecting and suspending redemption shall be as set forth in the Prospectus from time to time. Payment will be made in such manner as described in the Prospectus.

                  7.2. Redemption of Shares; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient, in the opinion of the Trustees, to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and
(ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would in the opinion of the Trustees result in such disqualification. The redemption shall be effected at a redemption price determined in accordance with Section 7.1.

                  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

                  Section 7.3. Redemptions of Accounts of Less than $100. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $100. A Shareholder will be notified that the value of his account is less than $100 and allowed sixty (60) days to make an additional investment before the redemption is processed.

                                  ARTICLE VIII

                        Determination of Net Asset Value,
                          Net Income and Distributions

                  Section 8.1. Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined on such days and at such time or times as the Trustees may determine. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus. The power and duty to make the daily calculations may be delegated by the Trustees to any Investment Adviser, the Custodian, the Transfer Agent, an Administrator or such other person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

                  Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees deem appropriate.

                  Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

                  Section 8.3. Determination of Net Income. The Trustees shall have the power to determine the net income of the Trust and from time to time to distribute such net income ratably among the Shareholders as dividends in cash or additional Shares issuable hereunder. The determination of net income and the resultant declaration of dividends shall be as set forth in the Prospectus. The Trustees shall have full discretion to determine whether any cash or property received by the Trust shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

                  Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable to enable the Trust to comply with any provision of the 1940 Act, or any rule or regulation thereunder, including any rule or regulation adopted pursuant to Section 22 of the 1940 Act by the Commission or any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by said Commission, all as in effect now or hereafter amended or modified. Included within the authority of the Trustees is the authority, in their absolute discretion, to adopt a distribution plan of the type permitted by Rule 12b-1 of the Investment Company Act of 1940, and to distribute the compensation provided for therein, either from the principal or the income of the Trust, as determined by the Trustees in their absolute discretion. Without limiting the generality of the foregoing, the Trustees may establish classes of series of Shares in accordance with Section 6.9.

                                   ARTICLE IX

                            DURATION; TERMINATION OF
                         TRUST; AMENDMENT; MERGERS, ETC.

                  Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

                  Section 9.2. Termination of Trust. (a) The Trust may be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any class or series of Shares, or (iii) by the Trustees by written notice to the Shareholders. Upon the termination of the Trust:

                  (i) The trust shall carry on no business except for the purpose of winding up its affairs.

                  (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof.

                  (ii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

                  (b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

                  Section 9.3. Amendment Procedure. (a) This Declaration may be amended by a Majority Shareholder Vote, at a meeting of Shareholders, or by written consent without a meeting. The Trustees may also amend this Declaration without the vote or consent of Shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Shareholders, but the Trustees shall not be liable for failing to do so.

                  (b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series or class of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

                  (c) A certificate signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust, setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid on a copy of the Declaration, as amended, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

                  Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

                  Section 9.4. Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its good will, upon such terms and conditions and for such consideration when and as authorized, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders for not less than two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series or class of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. In respect of any such merger, consolidation, sale or exchange of assets, any Shareholder shall be entitled to rights of appraisal of his Shares to the same extent as a shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale, or exchange of assets of a Massachusetts business corporation, and such rights shall be his exclusive remedy in respect to his dissent from any such action.

                  Section 9.5. Incorporation. With approval of a Majority Shareholder Vote, or by such other vote as may be established by the Trustees with respect to any series or class of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporation under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, partnership, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trusts, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                    ARTICLE X

                            REPORTS TO SHAREHOLDERS

                  The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE XI

                                 MISCELLANEOUS

                  Section 11.1. Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or by the Secretary or any Assistant Secretary of the Trust stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

                  Section 11.2. Resident Agent. The Trust may appoint and maintain a resident agent in the Commonwealth of Massachusetts.

                  Section 11.3. Governing Law. This Declaration is executed by the Trustees with reference to the laws of the Commonwealth of Massachusetts, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State.

                  Section 11.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

                  Section 11.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identify of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

                  Section 11.6. Provisions in Conflict with Law or Regulations.
(a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provisions shall be deemed superseded by such law or regulation to the extent necessary to eliminate such conflict; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall pertain only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

                  Section 11.7. Use of the Name. Southeastern Asset Management, Inc. ("SAM") has consented to the use by the Trust of the identifying name "Southeastern Asset Management", which is a property right of SAM. The Trust will only use such name as a component of its name and for no other purpose, and will not purport to grant to any third party the right to use such name for any purpose. SAM or any corporate affiliate may use or grant to others the right to use the name "Southeastern Asset Management", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. At the request of SAM, the Trust will take such action as may be required to provide its consent to the use by SAM, or any corporate affiliate, or by any person to whom SAM or an affiliate shall have granted the right to the use, of such name, or any combination or abbreviation thereof. Upon the termination of any investment advisory agreement or investment counsel agreement into which SAM and the Trust may enter, the Trust shall, upon request by SAM, cease to use the name "Southeastern Asset Management" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees and shareholders to take any and all action which SAM may request to effect the foregoing and to reconvey to SAM any and all rights to such name.

                   IN WITNESS WHEREOF, the undersigned have executed this instrument this 25th day of November, 1986.


/s/ James H. White, III                     /s/ Charles D. Reaves
-----------------------------------         ------------------------------------
as Trustee and not individually             as Trustee and not individually
Address: 15 North 21st Street               Address: 15 North 21st Street
Birmingham, Alabama 35202                   Birmingham, Alabama 35202


                           /s/ Charles K. Porter
                           ---------------------------------
                           as Trustee and not individually
                           Address: 15 North 21st Street
                           Birmingham, Alabama 35202

                  The registered agent for service of process for the Trust and the Trustees in the Commonwealth of Massachusetts is:

                            C. T. Corporation System
                                 2 Oliver Street
                           Boston, Massachusetts 02109

STATE OF ALABAMA

COUNTY OF JEFFERSON

                  On this 25th day of November, 1986, James H. White, III, Charles K. Porter and Charles D. Reaves known to me and known to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.


                                             /s/ Joan L. Lilly
                                             -----------------------------------
                                             Notary Public

My Commission Expires

11-14-89
----------------------

                                  AMENDMENT TO
                             DECLARATION OF TRUST OF
                   SOUTHEASTERN ASSET MANAGEMENT VALUE TRUST,
                        CHANGING THE NAME OF THE TRUST TO
                    SOUTHEASTERN ASSET MANAGEMENT FUNDS TRUST
                             DATED: DECEMBER 16, 1988

This AMENDMENT TO THE DECLARATION OF TRUST of Southeastern Asset Management Value Trust is made the 16th day of December, 1988, by the Trustees signatory hereto, who constitute a majority of the present members of the Board of Trustees.

                               W I T N E S S E T H

WHEREAS the Trustees desire to change the name of the Trust to "Southeastern Asset Management Funds Trust," and to designate the existing or first series of shares of beneficial interest as "Southeastern Asset Management Value Trust," a separate independently managed portfolio, and

WHEREAS the Trustees desire to authorize the creation of a second series of shares of beneficial interest, as authorized by Section 6.1 of Article VI of the Declaration of Trust, subject to the provisions of Section 6.9 of Article VI of the Declaration of Trust, such new series of shares to be named "Southeastern Asset Management Small Cap Fund," the assets of which shall be invested in a separate, independently managed portfolio and

WHEREAS the Trustees desire to change the principal place of business and mailing address of the Trust to 860 Ridgelake Boulevard, Suite 301, Memphis, Tennessee, 38119;

NOW THEREFORE, the Trustees hereby declare as follows:

1. Section 1.1 of Article I of the Trust is hereby amended to read as follows:

         "Section 1.1(a) Name. The name of the trust created hereby is the "Southeastern Asset Management Funds Trust", and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever herein used) shall refer to the Trustees as Trustees, and not as individuals, or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine such other name for the Trust as they deem proper, the Trust may hold its property and conduct its activities under such other name.

         Section 1.1(b) Designation of Separate Series. The Trust shall be comprised of two (2) series of shares of beneficial interest, each of which shall be a separate portfolio, until further action by the Trustees as authorized by Section 6.1 of Article VI of the trust. Each such series shall be subject to the provisions of Section 6.9 of
         Article VI, and to all other applicable provisions of the Trust. The first such series shall be the series of the Trust which was initially funded on March 24, 1987, and the name of such first series, a separate, independently managed portfolio, is "Southeastern Asset Management Value Trust." The second such series shall also be a separate, independently managed portfolio and the name of such second series is "Southeastern Asset Management Small Cap Fund."

2. The Trustees hereby declare that they will hold in trust all money and property contributed to the Trust for Southeastern Asset Management Small Cap Fund, the second series, and to manage and dispose of the same for the benefit of the holders from time to time of its shares of beneficial interest which are to be issued under and subject to all provisions of the Trust.

3. There shall be one class of shares of beneficial interest of Southeastern Asset Management Value Trust, the first series, and one class of shares of beneficial interest of Southeastern Asset Management Small Cap Fund, the second series. Each such share shall have one vote on all matters on which its shareholders are entitled to take action. Upon issuance of each share of beneficial interest in consideration of payment in cash or other property of the then current net asset value per share, each such share of beneficial interest of the said first series and the said second series shall be fully paid and non-assessable, subject to all of the provisions of the Trust. The shares of beneficial interest and assets of each series, shall be in all respects separate from and independent of the assets and shares of beneficial interest of the other series, and neither series shall have any claim of any nature against the assets of the other series of the Trust. There shall be no preemptive rights. The methods and procedures of offering, purchasing, issuing, and redeeming such shares of beneficial interest of each of the two series shall be established by the Trust and by the registration statement of each series as filed with the U.S. Securities and Exchange Commission in the manner required by the Securities Act of 1933 and the Investment Company Act of 1940.

4. The principal place of business and mailing address of the Trust is hereby changed to c/o Southeastern Asset Management, Inc., 860 Ridgelake Boulevard, Suite 301, Memphis, Tennessee, 38119.

5. The registered agent for the service of process for the Trust and for the Trustees in the Commonwealth of Massachusetts is CT Corporation System, Two Oliver Street, Boston, Massachusetts, 02109.

IN WITNESS WHEREOF, the undersigned Trustees have executed this Amendment to the Declaration of Trust on the 16th day of December, 1988, in the official capacity of Trustee of the Trust and not individually.

/s/ O. Mason Hawkins                        William E. Smith, Jr.
-----------------------------------         ------------------------------------
Chairman of the Board of                    Trustee
  Trustees                                  160 Cleage Drive
860 Ridgelake Boulevard                     Birmingham, Alabama 35217
Suite 301
Memphis, Tennessee 38119

/s/ John R. McCarroll, Jr.                  Thomas K. Yardley
-----------------------------------         ------------------------------------
Trustee                                     Trustee
3030 Poplar Avenue                          15 North 21st Street
Memphis, Tennessee 38111


/s/ W. Reid Sanders
-----------------------------------
Trustee
860 Ridgelake Boulevard
Suite 301
Memphis, Tennessee 38119




STATE OF TENNESSEE

COUNTY OF SHELBY

On this 16th day of December, 1988, O. Mason Hawkins, W. Reid Sanders, and John
R. McCarroll, Jr. known to me and known to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.

                                            /s/ Kay Clark
                                            ------------------------------------
                                            Notary Public
My Commission Expires

MY COMMISSION EXPIRES JAN. 5, 1991

                      AMENDMENT TO DECLARATION OF TRUST OF
                    SOUTHEASTERN ASSET MANAGEMENT FUNDS TRUST
                             Dated: October 27, 1989

                               W I T N E S S E T H

         The Declaration of Trust of Southeastern Asset Management Funds Trust, a registered open-end investment company having two separate series or portfolios, Southeastern Asset Management Value Trust and Southeastern Asset Management Small-Cap Fund, is hereby amended by the Trustees signatory hereto, who constitute a majority of the present members of the Board of Trustees of each of the two series, by adding the following subparagraph as a new subparagraph in Article I of the Trust:

         "Section 1.1(c). Designation of Principal Office and Other Addresses - The principal office of the Trust is 15 North 21st Street, Suite 300, Birmingham, Alabama 35203, at which address the Trust was originally formed on November 25, 1986 by the execution of the Declaration of Trust by the three organizing Trustees having their principal places of business at such address. Official correspondence involving the Trust or either of its separate series should be addressed to the said Principal Office or to the Trust's registered agent for service of process in the Commonwealth of Massachusetts, CT Corporation System, Two Oliver Street, Boston, Massachusetts 02109. Remittances payable to the Trust's separate series should be sent to its bank lockbox addresses, as follows:

                           Southeastern Asset Management Value Trust
                           P. O. Box 414256
                           Kansas City, Missouri 64141

                           Southeastern Asset Management Small-Cap Fund
                           P. O. Box 414209
                           Kansas City, Missouri 64141

         Correspondence involving the Trust's investment portfolio should be sent to the Trust's Investment Counsel, Southeastern Asset Management, Inc., 860 Ridgelake Boulevard, Suite 301, Memphis, Tennessee 38119."

         IN WITNESS WHEREOF, the undersigned Trustees have executed this Amendment to the Declaration of Trust on behalf of each of its two separate series on the 27th day of October, 1989, in the official capacity of Trustee of the Trust and not individually.

                      Southeastern Asset Management Funds Trust

Southeastern Asset Management             Southeastern Asset Management
  Value Trust                               Small-Cap Fund


/s/ O. Mason Hawkins                        /s/ O. Mason Hawkins
-----------------------------------         ------------------------------------
Chairman of the Board of                    Chairman of the Board of
  Trustees                                    Trustees
860 Ridgelake Boulevard                     860 Ridgelake Boulevard
Suite 301                                   Suite 301
Memphis, Tennessee 38119                    Memphis, Tennessee 38119


/s/ John R. McCarroll, Jr.                  /s/ John R. McCarroll, Jr.
-----------------------------------         ------------------------------------
Trustee                                     Trustee
3030 Poplar Avenue                          3030 Poplar Avenue
Memphis, Tennessee 38111                    Memphis, Tennessee 38111


/s/ W. Reid Sanders                         /s/ W. Reid Sanders
-----------------------------------         ------------------------------------
Trustee                                     Trustee
860 Ridgelake Boulevard                     860 Ridgelake Boulevard
Suite 301                                   Suite 301
Memphis, Tennessee 38119                    Memphis, Tennessee 38119

STATE OF TENNESSEE

COUNTY OF SHELBY

On this 27th day of October, 1989, O. Mason Hawkins, W. Reid Sanders, and John
R. McCarroll, Jr. known to me and known to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.



                                            /s/ Kay Clark
                                            ------------------------------------
                                            Notary Public
My Commission Expires

MY COMMISSION EXPIRES JAN. 5, 1991

                          AMENDMENT TO DECLARATION OF TRUST

                    SOUTHEASTERN ASSET MANAGEMENT FUNDS TRUST
                         A MASSACHUSETTS BUSINESS TRUST

                               W I T N E S S E T H

This amendment relates to the Declaration of Trust of Southeastern Asset Management Funds Trust (such Declaration of Trust having been originally filed in the Office of the Secretary of State of the Commonwealth of Massachusetts on November 26, 1986 under the name "Southeastern Asset Management Value Trust"), which is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and presently having two series, Southeastern Asset Management Value Trust and Southeastern Asset Management Small-Cap Fund. The said Declaration of Trust is hereby amended by the Trustees signatory hereto, who constitute a majority of the present membership of the Board of Trustees of each such series, by deleting in its entirety the existing Section 1.1(c) of Article I of the Declaration of Trust (which was added by the amendment dated October 27, 1989), and substituting therefor the following new Section 1.1(c) in Article I of the Declaration of Trust:

         "Section 1.1(c). Designation of Registered Office and Other Addresses.

         (i). The registered office of the Trust in The Commonwealth of Massachusetts (which shall be the official address of the Trust) is c/o CT Corporation System, Two Oliver Street, Boston, Massachusetts 02109.

         (ii). The securities, cash, and other intangible assets of the Trust are held by the Trust's custodian, The Boston Company (Boston Safe Deposit and Trust Company), One Exchange Place, Boston, Massachusetts 02109.

         (iii). Remittances in the form of bank checks for the purchases of shares of beneficial interest of the Trust and other general correspondence addressed to the Trust should be addressed to the following post office lockboxes of the Trust in the Commonwealth of
         Massachusetts:

                    Southeastern Asset Management Value Trust
                    P.O. Box 9204
                    Boston, MA 02209-9204

                    Southeastern Asset Management Small-Cap Fund
                    P.O. Box 9203
                    Boston, MA 02209-9203

         (iv). Correspondence relating to matters involving the investment management of the portfolios of the Trust's separate series and correspondence relating to matters involving general administration or shareholder services (including transfer agent matters) should be addressed to the Trust's Investment Counsel and the Trust's Administrator and Shareholder Servicing Agent, each of which is Southeastern Asset Management, Inc., as follows:

                  Southeastern Asset Management, Inc.
                  860 Ridgelake Boulevard, Suite 301
                  Memphis, Tennessee 38120

IN WITNESS WHEREOF, the undersigned Trustees have executed this Amendment to the Declaration of Trust on behalf of the Trust's two series, on the 10th day of June, 1993, in their official capacities as Trustees of the Trust only, and not individually:

SOUTHEASTERN ASSET MANAGEMENT FUNDS TRUST

Southeastern Asset Management Value Trust
Southeastern Asset Management Small-Cap Fund

/s/ O. Mason Hawkins
-----------------------------------
Chairman of the Board and
Chief Executive Officer



/s/ W. Reid Sanders
-----------------------------------
President and Trustee



/s/ John R. McCarroll, Jr.
-----------------------------------
Trustee



/s/ C. Barham Ray
-----------------------------------
Trustee

STATE OF TENNESSEE
COUNTY OF SHELBY

On this the 10th day of June, 1993, O. Mason Hawkins, W. Reid Sanders, John R. McCarroll, Jr., and C. Barham Ray, known to me and known to be four of the Trustees described in and who executed the foregoing instrument, personally appeared before me and severally acknowledged their execution of the foregoing instrument to be their free act and deed in their capacity as Trustees of the Trust's two series.


Seal



                                            /s/ Kay Clark
                                            ------------------------------------
                                            Notary Public
My Commission Expires

My Commission Expires January 10, 1995



/s/ Chadwick H. Carpenter, Jr.
----------------------------------
Trustee

Commonwealth of Massachusetts
County of Middlesex

On this the 11th day of June, 1993, Chadwick H. Carpenter, Jr., known to me and known to be one of the Trustees described in and who executed the foregoing instrument, personally appeared before me and acknowledged his execution of the foregoing instrument to be his free act and deed in his capacity as a Trustee of the Trust's two series.



                                            /s/ James D. Freedman
                                            ------------------------------------
                                            Notary Public
Seal

My Commission Expires

My Commission exp. Apr. 28, 2000

                        AMENDMENT TO DECLARATION OF TRUST

                    SOUTHEASTERN ASSET MANAGEMENT FUNDS TRUST
                         A Massachusetts Business Trust

                           Change Of Name Of Trust To
                          LONGLEAF PARTNERS FUNDS TRUST

                               W I T N E S S E T H

This amendment relates to the Declaration of Trust of Southeastern Asset Management Funds Trust (such Declaration of Trust having been originally filed in the Office of the Secretary of State of the Commonwealth of Massachusetts on November 26, 1986 under the name "Southeastern Asset Management Value Trust"), which is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and presently having two series, Southeastern Asset Management Value Trust and Southeastern Asset Management Small-Cap Fund.

The said Declaration of Trust is hereby amended by the Trustees signatory hereto, who constitute a majority of the present membership of the Board of Trustees of each such series, as authorized unanimously by all members of the Board of Trustees at a special meeting held on May 24, 1994, by deleting in their entirety the existing Sections 1.1(a), 1.1(b) and 1.1(c) of Article I of the Declaration of Trust and substituting therefor the following new Sections 1.1(a), 1.1(b) and 1.1(c) in Article I of the Declaration of Trust:

         "Section 1.1(a). Name. Effective as of the date of filing this amendment in the office of the Secretary of the Commonwealth of Massachusetts, the name of the trust created hereby is "Longleaf Partners Funds Trust" (in substitution of the name "Southeastern Asset Management Funds Trust", as previously established by the amendment filed in the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988), and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" whenever herein used) when referring to the Trustees shall refer to them in their official capacities as Trustees, and not as individuals or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine such other name for the Trust as they deem proper, the Trust many hold its property and conduct its activities

AMENDMENT TO DECLARATION OF TRUST
Longleaf Partners Funds Trust

         under such other name."

         "Section 1.1(b). Designation of Separate Series. As authorized by
         Section 6.9 of Article VI, the Trust shall be comprised of two (2) series of shares of beneficial interest, each series being a separate portfolio of investments, until further action by the Trustees as authorized by Section 6.1 of Article VI. Each such series is subject to the provisions of Article 6.9 of Article VI, and to all other applicable provisions of the Declaration of Trust.

         Effective on the date of the filing of this Amendment with the Secretary of the Commonwealth of Massachusetts, the name of the first series, a separate, independently managed portfolio, is "Longleaf Partners Fund" (in substitution of the name Southeastern Asset Management Value Trust, as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988).

         Effective on the date of the filing of this Amendment with the Secretary of the Commonwealth of Massachusetts, the name of the second series, a separate, independently managed portfolio, is "Longleaf Partners Small-Cap Fund" (in substitution of the name Southeastern Asset Management Small-Cap Fund, as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988).

         So far as may be practicable, the Trustees shall conduct the activities of each such series, execute all documents and each such series shall sue or be sued under its respective name, which name (and the word "Trust" or "Series" whenever herein used) when referring to the Trustees shall refer to them in their official capacities as Trustees, and not as individuals or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine such other name for each respective series of the Trust as they deem proper, each such series of the Trust may hold its property and conduct its activities under such other name."

         "Section 1.1(c). Designation of Registered Office and Other Addresses.

         (i). The registered office of the Trust in The Commonwealth of Massachusetts (which shall be the official address of the Trust) is c/o CT Corporation System, Two Oliver Street, Boston, Massachusetts 02109.

         (ii). The securities, cash, and other intangible assets

AMENDMENT TO DECLARATION OF TRUST
Longleaf Partners Funds Trust

         of each series of the Trust are held by the Trust's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

         (iii). Remittances in the form of bank checks for the purchases of shares of beneficial interest of the Trust and each series thereof and other correspondence relating to purchase of shares shall be addressed to the transfer agent of the Trust and each of its series as follows:

                  Longleaf Partners Funds Trust
                  c/o National Financial Data Services ("NFDS"),
                    transfer agent
                  P.O. Box 419929
                  Kansas City, MO 64141-6929

         (iv). Other general correspondence relating to shareholder account maintenance shall be addressed to the transfer agent of the Trust and each of its series as follows:

                  Longleaf Partners Funds Trust
                  c/o National Financial Data Services ("NFDS"),
                    transfer agent
                  P.O. Box 419733
                  Kansas City, MO 64141-6733

         (v). Correspondence relating to matters involving the investment management of the portfolios of the Trust's separate series and correspondence relating to matters involving general administration (excluding transfer agent matters) should be addressed to the Trust's Investment Counsel and Administrator, Southeastern Asset Management, Inc., as follows:

                  Southeastern Asset Management, Inc.
                  6075 Poplar Avenue, Suite 900
                  Memphis, Tennessee 38119

IN WITNESS WHEREOF, the undersigned Trustees have executed this Amendment to the Declaration of Trust on behalf of the Trust's two series, on the dates indicated, in their official capacities as Trustees of the Trust only, and not as individuals or in their individual capacities.

AMENDMENT TO DECLARATION OF TRUST
Longleaf Partners Funds Trust

                                   SIGNATURES

LONGLEAF PARTNERS FUNDS TRUST (formerly Southeastern Asset Management Funds
Trust)

  LONGLEAF PARTNERS FUND, the first series (formerly Southeastern Asset Management Value Trust)

  LONGLEAF PARTNERS SMALL-CAP FUND, the second series (formerly Southeastern Asset Management Small-Cap Fund)

/s/ O. Mason Hawkins
----------------------------------
Chairman of the Board and
Chief Executive Officer


/s/ W. Reid  Sanders
----------------------------------
President and Trustee



/s/ John R. McCarroll, Jr.
----------------------------------
Trustee


/s/ C. Barham Ray
----------------------------------
Trustee




State of Tennessee
County of Shelby

On this the 29th day of July, 1994, each of the individuals signing above, known to me and known to be the Trustees described in and who executed the foregoing instrument, personally appeared before me and severally acknowledged their execution of the foregoing instrument to be their free act and deed in their capacity as Trustees of the Trust's two series.

Seal

                                            /s/ Kay Clark
                                            ------------------------------------
                                            Notary Public
My Commission Expires


My Commission Expires January 10, 1995

AMENDMENT TO DECLARATION OF TRUST
Longleaf Partners Funds Trust

                                   SIGNATURES

IN WITNESS WHEREOF, the undersigned Trustee(s) have executed this Amendment to the Declaration of Trust on behalf of the Trust's two series, on the 27 day of July, 1994, in the particular Trustee's capacity is a Trustee of the Trust only, and not individually:

LONGLEAF PARTNERS FUNDS TRUST (formerly Southeastern Asset Management Funds
Trust)

  LONGLEAF PARTNERS FUND, the first series (formerly Southeastern Asset Management Value Trust)

  LONGLEAF PARTNERS SMALL-CAP FUND, the second series (formerly Southeastern Asset Management Small-Cap Fund)

/s/ Chadwick H. Carpenter, Jr.
---------------------------------------
Trustee
Commonwealth of Massachusetts
County of Middlesex

On this the 27th day of July, 1994, Chadwick H. Carpenter, Jr., known to me and known to be a Trustee described in and who executed the foregoing instrument, personally appeared before me and acknowledged his execution of the foregoing instrument to be his free act and deed in his capacity as a Trustee of the Trust's two series.


/s/ Barbara J. Collum
---------------------------------------
Notary Public

My Commission Expires March 22, 1995


/s/ Steven N. Melnyk
---------------------------------------
Trustee




State of Florida
County of Duval

On this the 27th day of July, 1994, Steven N. Melnyk, known to me and known to be a Trustee described in and who executed the foregoing instrument, personally appeared before me and acknowledged his execution of the foregoing instrument to be his free act and deed in his capacity as a Trustee of the Trust's two series.



/s/ Leslie C. Bowley
---------------------------------------
Notary Public

My Commission Expires                                LESLIE C. BOWLEY
                                             MY COMMISSION # CC 215040 EXPIRES
                                                      AUGUST 9, 1996
                                            BONDED THRU TROY FAIN INSURANCE INC.

                        AMENDMENT TO DECLARATION OF TRUST

                          LONGLEAF PARTNERS FUNDS TRUST
                         A Massachusetts Business Trust

                           Designation of Third Series

                               W I T N E S S E T H

This amendment relates to the Declaration of Trust of Longleaf Partners Funds Trust (such Declaration of Trust having been originally filed in the Office of the Secretary of State of the Commonwealth of Massachusetts on November 26, 1986 under the name "Southeastern Asset Management Value Trust"), which is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and presently having two series, Longleaf Partners Fund and Longleaf Partners Small-Cap Fund.

The Declaration of Trust of Longleaf Partners Funds Trust is hereby amended by the Trustees signatory hereto, who constitute all of the present Trustees of each such series, as authorized unanimously by resolution at a meeting of the Board of Trustees held on September 5, 1995, by deleting in its entirety the existing Section 1.1(b) in Article I of the Declaration of Trust and substituting therefor the following new Section 1.1(b) in Article I of the Declaration of Trust:

         "Section 1.1(b). Designation of Separate Series. As authorized by
         Section 6.9 of Article VI, the Trust shall be comprised of three (3) series of shares of beneficial interest, each series being a separate portfolio of investments, until further action by the Trustees as authorized by Section 6.1 of Article VI. Each such series is subject to the provisions of Article 6.9 of Article VI, and to all other applicable provisions of the Declaration of Trust.

         Effective August 2, 1994, the name of the first series, a separate, independently managed portfolio of securities, is "Longleaf Partners Fund" (in substitution of the name Southeastern Asset Management Value Trust, as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21,
         1988).

         Effective August 2, 1994, the name of the second series, a separate, independently managed portfolio of securities, is "Longleaf Partners Small-Cap Fund" (in

AMENDMENT TO DECLARATION OF TRUST
Longleaf Partners Funds Trust

         substitution of the name Southeastern Asset Management Small-Cap Fund, as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988).

         A third series is hereby created, which shall be a separate, independently managed portfolio of securities, having the name "Longleaf Partners Realty Fund."

         Each of the three (3) series shall have one class of shares of beneficial interest and each such share shall have one vote on all matters on which the shareholders of each series are entitled to take action. Upon issuance of each share of beneficial interest in consideration of payment in cash or other property of the then current net asset value per share, each such share of beneficial interest shall be fully paid and non-assessable, subject to all of the provisions of the Trust, and there shall be no pre-emptive rights.

         The assets of each series and the shares of beneficial interest thereof shall be in all respects separate and independent of the assets and shares of beneficial interest of each of the other series, and no series or any shareholders of any series shall have any claim of any nature against the assets of or shareholders of any other series of the Trust.

         So far as practicable, each such Series may hold its property and conduct its activities under its respective designated name, the Trustees shall conduct the activities of each such series, execute all documents and each such series shall sue or be sued under its respective designated name, which name (and the word "Trust" or "series" whenever herein used) when referring to the Trustees shall refer to them in their official capacities as Trustees, and not as individuals or personally, and shall not refer to the officers, agents, employees or shareholders of the Trust or any of its series. Should the Trustees determine to change the name of any or all of the respective series of the Trust, as they should deem to be proper, each or any such series of the Trust may hold its property and conduct its activities under such other name upon the filing of an appropriate amendment to the Declaration of Trust with the Secretary of the Commonwealth of Massachusetts."

IN WITNESS WHEREOF, the undersigned Trustees have executed this Amendment to the Declaration of Trust on behalf of the Trust and its three series, on the date indicated, in their official capacities as Trustees of the Trust only, and not as individuals or in their individual capacities:

AMENDMENT TO DECLARATION OF TRUST
Longleaf Partners Funds Trust

LONGLEAF PARTNERS FUNDS TRUST (the Master Trust)
  LONGLEAF PARTNERS FUND (first series)
  LONGLEAF PARTNERS SMALL-CAP FUND (second series)
  LONGLEAF PARTNERS REALTY FUND (third series)

/s/ O. Mason Hawkins
---------------------------------------
Chairman of the Board and Chief
Executive Officer
Trustee




/s/ W. Reid Sanders
---------------------------------------
President and Trustee



/s/ Chadwick H. Carpenter, Jr.
---------------------------------------
Trustee



/s/ John R. McCarroll, Jr.
---------------------------------------
Trustee


/s/ Steven N. Melnyk
---------------------------------------
Trustee



/s/ C. Barham Ray
---------------------------------------
Trustee




State of Tennessee
County of Shelby

On this the 5th day of September, 1995, each of the individuals signing above, known to me and known to be the Trustees described in and who executed the foregoing instrument, personally appeared before me and severally acknowledged their execution of the foregoing instrument to be their free act and deed in their capacities as Trustees of the Trust's three series.

Seal

                                            /s/ Kay Clark
                                            ------------------------------------
                                            Notary Public
My Commission Expires


MY COMMISSION EXPIRES OCT. 14, 1998

                        AMENDMENT TO DECLARATION OF TRUST

                          LONGLEAF PARTNERS FUNDS TRUST
                         A Massachusetts Business Trust

                          DESIGNATION OF FOURTH SERIES


                               W I T N E S S E T H

This amendment relates to the Declaration of Trust of Longleaf Partners Funds Trust (the "Trust"), originally filed in the office of the Secretary of the Commonwealth of Massachusetts on November 26, 1986 under the name "Southeastern Asset Management Value Trust". The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. Presently, it has three Series, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Realty Fund.

The Declaration of Trust of Longleaf Partners Funds Trust is hereby amended by the Board of Trustees pursuant to a resolution adopted by the Trustees at a meeting held by conference telephone call on August 7, 1998, in which a majority of the Trustees participated throughout, by deleting in its entirety the existing Section 1.1(b) of Article I and substituting in its place the following restated Section 1.1(b) of Article I:

         "Section 1.1(b). Designation of Separate Series. As authorized by
         Section 6.9 of Article VI, the Trust shall be comprised of four (4) series of shares of beneficial interest, each series being a separate portfolio of investments, until further action by the Trustees as authorized by Section 6.1 of Article VI. Each such series is subject to the provisions of Article 6.9 of Article VI, and to all other applicable provisions of the Declaration of Trust.

         Effective on and after August 2, 1994, the name of the first series, a separate, independently managed portfolio of securities, is "Longleaf Partners Fund" (in substitution of the name Southeastern Asset Management Value Trust, as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988).

         Effective on and after August 2, 1994, the name of the second series, a separate, independently managed portfolio of securities, is "Longleaf Partners Small-Cap Fund" (in substitution of the name Southeastern Asset Management Small-Cap Fund, as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988).

AMENDMENT TO DECLARATION OF TRUST
LONGLEAF PARTNERS FUNDS TRUST

         Effective on and after September 12, 1995, the third series, a separate, independently managed portfolio of securities, is "Longleaf Partners Realty Fund", as established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on that date.

         Effective herewith, a new, fourth series of this Trust is created, which shall be a separate, independently managed portfolio of securities, having the name "Longleaf Partners International Fund."

         Each of the four (4) series shall have one class of shares of beneficial interest and each such share shall have one vote on all matters on which the shareholders of each such series are entitled to take action. Upon issuance of each share of beneficial interest in consideration of payment in cash or other property of the then current net asset value per share, each such share of beneficial interest shall be fully paid and non-assessable, subject to all of the provisions of the Trust, and there shall be no pre-emptive rights.

         The assets of each such series and the shares of beneficial interest thereof shall be in all respects separate and independent of the assets and shares of beneficial interest of each of the other series, and no series or any shareholders of any series shall have any claim of any nature against the assets of or shareholders of any other series of the Trust.

         Each such Series shall hold its property and conduct its activities under its respective designated name, and the Trustees shall conduct the activities of each such series and execute all documents under that name, and each such series shall sue or be sued under its respective designated name, which name (and the word "Trust" or "series" whenever herein used) when referring to the Trustees shall refer to them in their official capacities as Trustees, and not as individuals or personally, and shall not be deemed to refer to the officers, agents, employees or shareholders of the Trust. Should the Trustees through appropriate action determine to change the name of any or all of the respective series of the Trust, as they should deem to be proper, each or any such series of the Trust may hold its property and conduct its activities under such other name upon the filing of an appropriate amendment to the Declaration of Trust with the Secretary of the Commonwealth of Massachusetts."

IN WITNESS WHEREOF, the undersigned Trustees have executed this Amendment to the Declaration of Trust on behalf of the Trust and its four Series, on the dates indicated, in their official capacities as Trustees of the Trust, and not as individuals or in their individual capacities:

AMENDMENT TO DECLARATION OF TRUST
LONGLEAF PARTNERS FUNDS TRUST

LONGLEAF PARTNERS FUNDS TRUST (the Master Trust)
    Longleaf Partners Fund (First Series)
    Longleaf Partners Small-Cap Fund (Second Series)
    Longleaf Partners Realty Fund (Third Series)
    Longleaf Partners International Fund (Fourth Series)

/s/ O. Mason Hawkins
---------------------------------------
Chairman of the Board and
  Chief Executive Officer


/s/ W. Reid Sanders
---------------------------------------
President and Trustee


/s/ Chadwick H. Carpenter, Jr.
---------------------------------------
Trustee


/s/ Daniel W. Connell, Jr.
---------------------------------------
Trustee


/s/ Steven N. Melnyk
---------------------------------------
Trustee


/s/ C. Barham Ray
---------------------------------------
Trustee

State of Tennessee

County of Shelby

On this the 7th day of August, 1998, O. Mason Hawkins, known to me, personally appeared before me and acknowledged that he voluntarily executed the foregoing instrument in his capacity as Trustee of Longleaf Partners Funds Trust and its several Series.


/s/ Kay Clark
---------------------------------------
Notary Public
My Commission Expires

My Commission Expires October 14, 1998


State of Tennessee
County of Shelby

On this the 7th day of August, 1998, C. Barham Ray, known to me, personally appeared before me and acknowledged that he voluntarily executed the foregoing instrument in his capacity as Trustee of Longleaf Partners Funds Trust and its several Series.

/s/ Judy M. Baldwin
---------------------------------------
Notary Public

My Commission Expires

MY COMMISSION EXPIRES MAR. 14, 2000


State of Florida

County of Duval

On this the 7th day of August, 1998, Daniel W. Connell, Jr., known to me, personally appeared before me and acknowledged that he voluntarily executed the foregoing instrument in his capacity as Trustee of Longleaf Partners Funds Trust and its several Series.


/s/ Pamela H. Kelly
---------------------------------------
Notary Public

My Commission Expires December 8, 2001